EXHIBIT 23E



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement Nos. 333-89173 and 333-138914 on Form S-8 and the Prospectus included therein of our reports dated March 31, 2009 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended January 3, 2009.





                                                   LOUIS PLUNG & COMPANY, LLP
                                                   Certified Public Accountants

















     Pittsburgh, Pennsylvania
     March 31, 2009